UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2026

Jet.AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40725	93-2971741
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

10845 Griffith Peak Dr.

Suite 200

Las Vegas, NV 89135

(Address of principal executive offices)

(Registrant’s telephone number, including area code) (702) 747-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	JTAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 7, 2026, Jet.AI Inc. (the “Company”) entered into an Equity Certificates Subscription Agreement (the “Subscription Agreement”) with VERSO Capital 2 SCSP (“Verso”) to subscribe for 8,347 equity certificates (the “Certificates”) in Verso for an aggregate subscription price equal to $5,250,000, which included a five percent subscription fee equal to $250,000. The applicable management fee and performance fee were each waived. On April 8, 2026, the Company completed the subscription.

The Certificates are issued by Verso and track shares of SpaceX preferred stock, which are held by a captable fund, with each Certificate corresponding to one share of SpaceX preferred stock. The Certificates are redeemable by Verso, in its sole discretion in cash or in kind, upon one or more Redemption Events (as defined in the Subscription Agreement).

The foregoing summary of the terms of the Subscription Amendment is subject to, and qualified in its entirety by, the agreement itself, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 above is incorporated into this Item 2.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

As previously disclosed, on December 19, 2025, the Company’s stockholders approved a proposal to grant the Company’s board of directors (the “Board”) the discretion to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share, at a ratio not less than one-for-two and not greater than one-for-two hundred fifty, with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of the Company’s stockholders.

On March 9, 2026, the Board unanimously approved a 1-for-200 reverse stock split of the Company’s issued and outstanding common stock (the “Reverse Stock Split”).

The Company filed a Certificate of Amendment to its Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware on April 7, 2026 to effect the Reverse Stock Split. The Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Reason for the Reverse Stock Split

The Company effected the Reverse Stock Split to, among other things, regain compliance with the Nasdaq Stock Market LLC’s continued listing rules, which require that the minimum bid price of the Company’s common stock be at least $1.00 per share.

Effects of the Reverse Stock Split

Effective Date

The Reverse Stock Split became effective at 12:01 a.m. Eastern Time on April 8, 2026 (the “Effective Date”) and the Company’s common stock began trading on a split-adjusted basis at the opening of the market on the Effective Date.

Symbol; CUSIP Number

The trading symbol for the Company’s common stock is “JTAI” and the new CUSIP number for the common stock following the Reverse Stock Split is 47714H407.

Split Adjustment; Treatment of Fractional Shares

On the Effective Date, the total number of shares of common stock held by each stockholder of the Company was automatically converted into a number of shares of common stock equal to the number of issued and outstanding shares of common stock held by such stockholder immediately prior to the Reverse Stock Split, divided by 200. No fractional shares were issued in connection with the Reverse Stock Split. Stockholders of record otherwise entitled to receive fractional shares as a result of the Reverse Stock Split will receive a cash payment in lieu of such fractional shares.

Also on the Effective Date, all options, warrants, and other convertible securities of the Company outstanding immediately prior to the Reverse Stock Split were adjusted by dividing the number of shares of common stock into which the options, warrants, and other convertible securities are exercisable or convertible by 200, and multiplying the exercise or conversion price thereof by 200, all in accordance with the terms of the plans, agreements, or arrangements governing such options, warrants, and other convertible securities. Such proportional adjustments were also be made to securities issued and issuable under any equity compensation plan.

The Reverse Stock Split affected all stockholders uniformly and each stockholder’s percentage ownership interest in the Company and proportional voting power remains virtually unchanged except for any immaterial changes and adjustments that resulted from the treatment of fractional shares. The Reverse Stock Split did not alter the par value of the common stock or result in a change of the total number of authorized shares of common stock.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 above is incorporated into this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure.

On April 6, 2026, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On April 8, 2026, the Company issued a press release announcing its entry into the Subscription Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to obtain necessary stockholder approvals and the possibility that any proposed transactions do not close when expected or at all because any required approvals or other conditions to closing are not received or satisfied on a timely basis or at all; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Stock Market LLC; claims relating to alleged violations of intellectual property rights of others; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Jet.AI Inc.

10.1*	Equity Certificates Subscription Agreement, dated April 7, 2026, between Jet.AI Inc., VERSO Capital 2 SCSP, and Verso Management Ltd.

99.1	Press Release, dated April 6, 2026.

99.2	Press Release, dated April 8, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* As permitted by Regulation S-K, Item 601(b)(10)(iv) of the Securities Exchange Act of 1934, as amended, certain confidential portions of this exhibit have been redacted from the publicly filed document. The Registrant agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JET.AI INC.

By:	/s/ George Murnane
George Murnane
Interim Chief Financial Officer

April 10, 2026